Exhibit 24.1




                        POWER OF ATTORNEY

     The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Gordon M. Bethune

                    Printed Name:  Gordon M. Bethune

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                  /s/Lawrence W. Kellner

                    Printed Name:  Lawrence W. Kellner

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Michael P. Bonds

                    Printed Name:  Michael P. Bonds

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Thomas J. Barrack, Jr.

                    Printed Name:  Thomas J. Barrack, Jr.

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/David Bonderman

                    Printed Name:  David Bonderman

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Gregory D. Brenneman

                    Printed Name:  Gregory D. Brenneman

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Joel H. Cowan

                    Printed Name:  Joel H. Cowan

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Patrick Foley

                    Printed Name:  Patrick Foley

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Rowland C. Frazee

                    Printed Name:  Rowland C. Frazee

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Hollis L. Harris

                    Printed Name:  Hollis L. Harris

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Dean C. Kehler

                    Printed Name:  Dean C. Kehler

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Robert L. Lumpkins

                    Printed Name:  Robert L. Lumpkins

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Douglas H. McCorkindale

                    Printed Name:  Douglas H. McCorkindale

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/David E. Mitchell

                    Printed Name:  David E. Mitchell

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Richard W. Pogue

                    Printed Name:  Richard W. Pogue

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/William S. Price III

                    Printed Name:  William S. Price III

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Donald L. Sturm

                    Printed Name:  Donald L. Sturm

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Claude I. Taylor

                    Printed Name:  Claude I. Taylor

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Karen Hastie Williams

                    Printed Name:  Karen Hastie Williams

                         Dated and effective as of April 30, 1996

                        POWER OF ATTORNEY

     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Continental Airlines Pass Through Certificates, Series 1996 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                 /s/Charles A. Yamarone

                    Printed Name:  Charles A. Yamarone

                       Dated and effective as of April 30, 1996